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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): May 7, 1998 (April 27, 1998)
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                             SFX BROADCASTING, INC.
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              (Exact name of registrant as specified in charter)

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
           Delaware                     0-22486                        13-3649750
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(State or Other Jurisdiction of    (Commission File No.)     (IRS Employer Identification No.)
        Incorporation)
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            650 Madison Avenue, 16th Floor, New York, New York 10022
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              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 838-3100
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                                      N/A
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         (Former name or former address, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On April 27, 1998, SFX Broadcasting, Inc. (the "Company") completed the spin-off of its live entertainment business to its stockholders (the "Spin-Off") as a dividend in a taxable transaction. The Company's live entertainment business was conducted by SFX Entertainment, Inc. ("SFX Entertainment"), a wholly-owned subsidiary of the Company, and SFX Entertainment's subsidiaries and related entities. In the Spin-Off, holders of Class A Common Stock of the Company as of the close of business on April 20, 1998, the record date for the Spin- Off (the "Record Date"), received one share of Class A Common Stock of SFX Entertainment for each share of Class A Common Stock of Company held on the Record Date, and holders of Class B Common Stock of the Company as of the close of business on the Record Date received one share of Class B Common Stock of SFX Entertainment for each share of Class B Common Stock of Company held on the Record Date. Holders of the 6 1/2% Series D Cumulative Convertible Exchangeable Preferred Stock (the "Series D Preferred Stock") of the Company as of the close of business on the Record Date will receive in the Spin-Off the number of shares of Class A Common Stock of SFX Entertainment obtained by multiplying the number of shares of Series D Preferred Stock held on the Record Date by 1.0987 (rounded down to the nearest whole share). In addition, persons who exercise certain warrants of the Company after the Record Date will be entitled to receive shares of Class A Common Stock of SFX Entertainment. No consideration was paid by the security holders of the Company who received or will receive shares of stock of SFX Entertainment in the Spin-Off. The shares of Class A Common Stock of SFX Entertainment commenced trading on The Nasdaq Stock Market's National Market on April 27, 1998 under the symbol "SFXE."

     The Spin-Off was effected pursuant to the terms of a Distribution Agreement (the "Distribution Agreement") among the Company, SFX Entertainment and SBI Holding Corporation, the acquiror of the Company ("SFX Buyer") in the Merger (as such term is defined below). In connection with the Spin-Off, the Company, SFX Entertainment and SFX Buyer also entered into a Tax Sharing Agreement (the "Tax Sharing Agreement") pursuant to which, among other things, SFX Entertainment agreed to pay to the Company the amount of the tax liability of the Company and SFX Entertainment combined, to the extent properly attributable to SFX Entertainment for the period up to and including the Spin-Off, and SFX Entertainment agreed to indemnify the Company for any tax adjustment made in subsequent years that relates to taxes properly attributable to SFX Entertainment during the period prior to and including the Spin-Off. Such entities also entered into an Employee Benefits and Compensation Allocation Agreement (the "Employee Benefits Agreement") pursuant to which, among other things, SFX Entertainment and its subsidiaries will no longer be participating employers and sponsors of the employee benefit plans maintained by the Company.

     The Spin-Off was effected in accordance with the terms of the Agreement and Plan of Merger (the "Merger Agreement"), dated as of August 24, 1997, as amended, among SFX Buyer, a wholly-owned subsidiary of SFX Buyer and the Company. Pursuant to the Merger Agreement, upon the consummation of the merger contemplated thereby (the "Merger"), the Company will become a wholly-owned subsidiary of SFX Buyer. The Company anticipates that the Merger will be consummated in the second quarter of 1998.


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     The Spin-Off is described more fully in the Annual Reports on Form 10-K of the Company and SFX Entertainment for the fiscal years ending December 31, 1997 and the Prospectus, dated April 20, 1998, of SFX Entertainment relating to the shares of stock of SFX Entertainment to be issued in the Spin-Off, all of which have been filed with the Securities and Exchange Commission.

     The foregoing descriptions of the Distribution Agreement, the Tax Sharing Agreement, the Employee Benefits Agreement and the Merger Agreement do not purport to be complete and are qualified in their entirety by the copies of such agreements that are filed herewith as exhibits and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS.

     (b) Pro Forma Financial Information

     Pro forma information for the Spin-Off is not included in this Form 8-K because the operations of SFX Entertainment have been presented in the consolidated financial statements of the Company filed with the Securities and Exchange Commission as operations to be distributed to shareholders.

     (c) Exhibits

     2.1 Agreement and Plan of Merger, dated as of August 24, 1997, as amended, among SBI Holding Corporation, SBI Radio Acquisition Company and SFX Broadcasting, Inc. (composite version incorporated by reference to Annex A to Schedule 14A of SFX Broadcasting, Inc. (Commission File No. 0-22486) filed with the Securities and Exchange Commission on February 18, 1998).

     2.2 Distribution Agreement, dated as of April 20, 1998, between SFX Broadcasting, Inc., SFX Entertainment, Inc. and SBI Holding Corporation (incorporated by reference to Exhibit 2.1 of Amendment No. 1 to the Registration Statement on Form S-1 (Reg. No. 333-50079) filed by SFX Entertainment, Inc. with the Securities and Exchange Commission on May 5, 1998).

     2.3 Tax Sharing Agreement, dated as of April 20, 1998, between SFX Broadcasting, Inc., SFX Entertainment, Inc. and SBI Holding Corporation (incorporated by reference to Exhibit 2.2 of Amendment No. 1 to the Registration Statement on Form S-1 (Reg. No. 333-50079) filed by SFX Entertainment, Inc. with the Securities and Exchange Commission on May 5, 1998).


     2.4  Employee Benefits and Compensation Allocation Agreement, dated as of

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          April 20, 1998 between SFX Entertainment, Inc., SFX Broadcasting,
          Inc. and SBI Holding Corporation (incorporated by reference to
          Exhibit 2.3 of Amendment No. 1 to the Registration Statement on Form S-1 (Reg. No. 333-50079) filed by SFX Entertainment, Inc. with the Securities and Exchange Commission on May 5, 1998).



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                           SFX BROADCASTING, INC.

                                           By: /s/ Howard J. Tytel
                                              ----------------------------
                                           Name:  Howard J. Tytel
                                           Title: Executive Vice President


Date: May 7, 1998

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